Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 10, 2005 (this “Amendment”), is entered into among WATSON PHARMACEUTICALS, INC., a Nevada corporation (the “Borrower”), the Lenders (as defined below) party hereto and the Administrative Agent (as defined below), and amends the Credit Agreement, dated as of May 30, 2003 (as amended, supplemented or modified from time to time, the “Credit Agreement”), entered into among the Borrower, the financial institutions from time to time party hereto, whether by execution of the Credit Agreement or an Assignment and Acceptance (the “Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), BANK OF AMERICA, N.A. and CIBC WORLD MARKETS CORP., each in its capacity as co-syndication agent for the Lenders (each, in such capacity, a “Syndication Agent”), and LEHMAN COMMERCIAL PAPER, INC., in its capacity as documentation agent for the Lenders (in such capacity, the “Documentation Agent”).  Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

PRELIMINARY STATEMENT

The Requisite Lenders and the Borrower have agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement as hereinafter set forth.

STATEMENT OF AGREEMENT

SECTION 1.  Amendment to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

(a)                                  The definition of “Revolving Loan Commitment Termination Date” is amended by deleting clause (A) thereof in its entirety and substituting therefor the following:

“(A) May 1, 2008,”

(b)                                 Section 3.03(b) of the Credit Agreement is amended by deleting it in its entirety and substituting therefor the following:

“(b)                           Apportionment of Payments.

(i)                                     Subject to the provisions of Section 3.03(b)(ii), all payments of principal and interest in respect of outstanding Revolving Loans shall be applied by the Administrative Agent to the ratable payment of the Revolving Loans owing to the Lenders in accordance with their respective Pro Rata Shares thereof.

(ii)                                  After the occurrence of an Event of Default and while the same is continuing, the Administrative Agent shall apply all payments and prepayments of any Obligations in the following order (without duplication):

(A)                              first, to pay all principal of and interest on any Revolving Loans which the Administrative Agent may have advanced on behalf of any Lender pursuant to Section 2.01(c)(ii) for which the Administrative Agent has not been reimbursed by such Lender or the Borrower;

(B)                                second, to pay all Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agents (solely in their capacity as Agents);

(C)                                third, to pay all Obligations in respect of any expense reimbursements or indemnities then due to any Lender;

(D)                               fourth, to pay all Obligations consisting of accrued fees and interest then due; and

(E)                                 fifth, to pay all other Obligations then outstanding and due (including, without limitation, all outstanding principal thereof and all outstanding Reimbursement Obligations), and thereafter, solely to the extent then required by the Agent and the Requisite Lenders, to the cash collateralization of any remaining outstanding Letter of Credit Obligations.

The order of priority set forth in this Section 3.03(b)(ii) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves.  In carrying out the foregoing, each of the Lenders (including the Issuing Bank, for this purpose) shall receive an amount equal to its pro rata share (based on the proportion that the amount of the relevant Obligations held by such Lender bears to the aggregate amount of the relevant Obligations held by all Lenders) of amounts available to be applied pursuant to clauses (C) through (E) above.  If sufficient funds are not available to fund all Obligations described in any of the foregoing clauses (A) through (E), the available funds shall be allocated to the Obligations described in such clause ratably as provided herein.”

(c)                                  Section 9.06 of the Credit Agreement is amended by deleting the number “$125,000,000” in subsection (a) thereof and inserting “$300,000,000” in substitution therefor.

(d)                                 Section 6.01(J) of the Disclosure Letter is amended by inserting the following at the end of the sentence immediately before the period:

“and to the matters described and set forth under the captions “Securities Litigation” and “Department of Health and Human Services Subpoena” in the Borrower’s Report on Form 10-K for the fiscal year ended December 31, 2003 and under the captions “Securities Litigation” and “Hormone Replacement Therapy Litigation” in the Borrower’s Reports on Form 10-Q for the quarterly periods ended June 30, 2004 and September 30, 2004, as applicable.”

SECTION 2.  Conditions Precedent to Effectiveness.  This Amendment shall become effective as of the date first above written when the Administrative Agent shall have received this Amendment executed by the Borrower and the Requisite Lenders.

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SECTION 3.  Representations and Warranties.  The Borrower represents and warrants as follows:

(a)                                  After giving effect to this Amendment, all of the representations and warranties contained in Section 6.01 of the Credit Agreement and in the other Loan Documents are true and complete in all material respects (except to the extent that such representations or warranties are made as of an earlier date, in which case they shall be true and complete in all material respects as of such earlier date).

(b)                                 After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4.  Reference to and Effect on the Loan Documents.

(a)                                  Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                                 Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)                                  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 6.  Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WATSON PHARMACEUTICALS, INC.

By:	/s/ Charles P. Slacik
Name:	Charles P. Slacik
Title:	Executive Vice President and Chief
Financial Officer

WACHOVIA BANK, NATIONAL
ASSOCIATION, as Administrative Agent and
Lender

By:	/s/ Christian M. Bradeen
Name:	Christian M. Bradeen
Title:	Vice President

CIBC INC., as Lender

By:	/s/ George Knight
Name:	George Knight
Title:	Managing Director
CIBC World Markets Corp. as Agent

BANK OF AMERICA, N.A., as Lender

By:	/s/ Joseph Corah
Name:	Joseph Corah
Title:	Senior Vice President

LEHMAN COMMERCIAL PAPER, INC., as
Lender

By:	/s/ Janine M. Shugan
Name:	Janine M. Shugan
Title:	Authorized Signatory

BANCO POPULAR DE PUERTO RICO, NEW
YORK BRANCH, as Lender

By:	/s/ Hector J. Gonzalez
Name:	Hector J. Gonzalez
Title:	Vice President

BANK LEUMI USA, as Lender

By:	/s/ Joung Hee Hong
Name:	Joung Hee Hong
Title:	Vice President

THE BANK OF EAST ASIA, LIMITED, as Lender
LOS ANGELES BRANCH

By:	/s/ David Loh
Name:	David Loh
Title:	SVP-Commercial Lending

By:	/s/ Victor Li
Name:	Victor Li
Title:	General Manager

Signature page for First Amendment to the Credit
Agreement for Watson Pharmaceuticals, Inc.

CHIAO TUNG BANK CO., LTD. NEW YORK AGENCY, as Lender

By:
Title:

COMERICA BANK, as Lender

By:	/s/ Don R. Carruth
Name:	Don R. Carruth
Title:	Corporate Banking Officer

E.SUN COMMERCIAL BANK, LTD., LOS
ANGELES BRANCH, as Lender

By:	/s/ Benjamin Lin
Name:	Benjamin Lin
Title:	EVP & General Manager

FIRST COMMERCIAL BANK, as Lender

By:	/s/ Chih-Tiao Shih
Name:	Chih-Tiao Shih
Title:	SAVP & Deputy General Manager

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ John E. Burda
Name:	John E. Burda
Title:	Vice President

SUMITOMO MITSUI BANKING
CORPORATION, as Lender

By:	/s/ Al Galluzzo
Name:	Al Galluzzo
Title:	Senior Vice President

TAIPEI BANK, as Lender

By:
Title:

U.S. BANK, NATIONAL ASSOCIATION, as Lender

By:
Title:

UNION BANK OF CALIFORNIA, N.A., as Lender

By:	/s/ Peter Thompson
Name:	Peter Thompson
Title:	Vice President

UNITED OVERSEAS BANK LIMITED, LOS
ANGELES AGENCY, as Lender

By:	/s/ Hoong Chen
Name:	Hoong Chen
Title:	First VP and General Manager

CATHAY UNITED BANK (fka United World
Chinese Commercial Bank), as Lender

By:	/s/ Allen Peng
Name:	Allen Peng
Title:	EVP and General Manager

WELLS FARGO BANK, N.A., as Lender

By:	/s/ Daniel J. Heller
Name:	Daniel J. Heller
Title:	SVP